Exhibit 99.1

Joint Filer Information

Name:  Benchmark Capital Management Co., IV, L.L.C.

Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol:  JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement:  September 28, 2004

Name:  Benchmark Founder’s Fund IV, L.P.

Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol:  JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement:  September 28, 2004

Name:  Benchmark Capital Partners IV, L.P.

Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol:  JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement:  September 28, 2004

Name:  Benchmark Founder’s Fund IV-A, L.P.

Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol:  JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement:  September 28, 2004

Name:  Benchmark Founder’s Fund IV-B, L.P.

Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol:  JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement:  September 28, 2004

Name:  Andrew S. Rachleff

Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol:  JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement:  September 28, 2004

Name:  Kevin R. Harvey

Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol:  JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement:  September 28, 2004

Name:  Bruce Dunlevie

Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol:  JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement:  September 28, 2004

Name:  Robert Kagle

Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol:  JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement:  September 28, 2004

Name:  Alexandre Balkanski

Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol:  JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement:  September 28, 2004

Name:  David M. Beirne

Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol:  JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement:  September 28, 2004

Name:  Steven M. Spurlock

Address:  2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer:  Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol:  JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement:  September 28, 2004